Exhibit 10.1
DYNEX CAPITAL, INC.
AMENDMENT NO. 10 TO
DISTRIBUTION AGREEMENT
July 28, 2026

BTIG, LLC 65 East 55th Street New York, NY 10022	Citizens JMP Securities, LLC 101 California Street Suite 1700 San Francisco, CA 94111
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	JonesTrading Institutional Services LLC 325 Hudson St., 6th Floor New York, NY 10013
J.P. Morgan Securities LLC 270 Park Avenue New York, NY 10017	Keefe, Bruyette & Woods, Inc. 787 Seventh Avenue, 4th Floor New York, NY 10019
Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	RBC Capital Markets, LLC 200 Vesey Street Three World Financial Center, 8th Floor New York, NY 10281
UBS Securities LLC 11 Madison Avenue New York, NY 10010	Wells Fargo Securities LLC 500 West 33rd Street, 14th Floor New York, NY 10001

Ladies and Gentlemen:
Reference is made to the Distribution Agreement, dated June 29, 2018, as amended on May 31, 2019, August 3, 2021, June 3, 2022, February 10, 2023, October 29, 2024, May 1, 2025, July 29, 2025, January 27, 2026 and April 28, 2026 (the “Distribution Agreement”), by and among Dynex Capital, Inc., a Virginia corporation (the “Company”), BTIG LLC, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, JonesTrading Institutional Services LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC (collectively, the “Agents”), pursuant to which the Company agreed, in its sole discretion, to issue and sell, from time to time, through the Agents, as agent and/or principal, up to an aggregate of 301,292,973 shares of common stock, par value $0.01 per share, of the Company. All capitalized terms used in this Amendment No. 10 to Distribution Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Distribution Agreement. The Company and the Agents hereby agree to amend the Distribution Agreement as set forth in this Amendment as follows:

A.    Amendments to Distribution Agreement. The Distribution Agreement is amended as follows:
1.    The definition of “Maximum Number” in the first sentence of the Distribution Agreement is hereby amended to read as follows: “301,292,973 shares”.
B.    Supplement. The Company shall file the prospectus supplement, dated July 28, 2026, pursuant to Rule 424(b) of the Act reflecting the terms of this Amendment within two business days of the date hereof.
C.    No Other Amendments; References to Distribution Agreement. Except as set forth in Part A above, all the terms and provisions of the Distribution Agreement shall continue in full force and effect. All references to the Distribution Agreement in the Distribution Agreement or in any other document executed or delivered in connection therewith shall, from the date hereof, be deemed a reference to the Distribution Agreement as amended by this Amendment.
D.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by one party to the other may be made by facsimile or by electronic delivery of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).
E.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.
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2

If the foregoing correctly sets forth the understanding among the Company and each of the Agents, please so indicate in the space provided below for that purpose, whereupon this Amendment No. 10 to Distribution Agreement and your acceptance shall constitute a binding agreement among the Company and each of the Agents.

Very truly yours, DYNEX CAPITAL, INC. By: /s/ Michael Sartori Name: Michael Sartori Title: Chief Financial Officer

Accepted and agreed to as of the date first above written: BTIG, LLC By: /s/ Tosh Chandra Name: Tosh Chandra Title: Managing Director

Accepted and agreed to as of the date first above written:

CITIZENS JMP SECURITIES, LLC

By: /s/ Mark Timperman
Name: Mark Timperman
Title: Managing Director

Accepted and agreed to as of the date first above written:

GOLDMAN SACHS & CO. LLC

By: /s/ John Hughes
Name: John Hughes
Title: Managing Director

Accepted and agreed to as of the date first above written:

JONESTRADING INSTITUTIONAL SERVICES LLC

By: /s/ Burke Cook
Name: Burke Cook
Title: General Counsel & Secretary

Accepted and agreed to as of the date first above written:

J.P. MORGAN SECURITIES LLC

By: /s/ Preston Ryman
Name: Preston Ryman
Title: Vice President

Accepted and agreed to as of the date first above written:

KEEFE, BRUYETTE & WOODS, INC.

By: /s/ Ted Conway
Name: Ted Conway
Title: Managing Director

Accepted and agreed to as of the date first above written:

MORGAN STANLEY & CO. LLC

By: /s/ Ana Branco
Name: Ana Branco
Title: Executive Director

Accepted and agreed to as of the date first above written:

RBC CAPITAL MARKETS, LLC

By: /s/ Saurabh Monga
Name: Saurabh Monga
Title: Managing Director

Accepted and agreed to as of the date first above written:

UBS SECURITIES LLC

By: /s/ Jesse O'Neill
Name: Jesse O'Neill
Title: Executive Director

UBS SECURITIES LLC

By: /s/ Charles Heaney
Name: Charles Heaney
Title: Director

Accepted and agreed to as of the date first above written:

WELLS FARGO SECURITIES, LLC
By: /s/ Jaime Cohen
Name: Jaime Cohen
Title: Managing Director